Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Huntington Bancshares Incorporated (the “Company”) on Form 10-Q for the three month period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald R. Kimble , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Donald R. Kimble
Donald R. Kimble
Chief Financial Officer and Controller
August 9, 2004